Exhibit 99.2

TABLE OF CONTENTS

The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission.

All amounts included herein are unaudited. Certain total amounts herein cannot be recalculated due to rounding.

WALL STREET ANALYST COVERAGE DATA

Brokerage	Analyst	Telephone
Conning Research & Consulting, Inc.	David Montgomery	(917) 368-4753
Credit Suisse First Boston	Caitlin Long	(212) 325-2165
Deutsche Bank Securities Inc.	Vanessa Wilson	(212) 469-7351
Dowling & Partners Securities, LLC	Paul Goulekas	(860) 676-8600
Fox-Pitt, Kelton Inc.	Ronald McIntosh	(212) 687-1105
Goldman Sachs	Joan Zief	(212) 902-6778
Keefe, Bruyette & Woods, Inc.	Jukka Lipponen	(860) 722-5902
Langen McAlenney	Robert Glasspiegel	(860) 724-1203
Legg Mason Wood Walker Inc.	Thomas Gallagher	(212) 972-0859
Lehman Brothers Inc.	E. Stewart Johnson	(212) 526-8190
Philo Smith & Co., Inc.	James Inglis	(203) 348-7365
Putnam Lovell NBF	Al Capra	(212) 546-7640
SalomonSmithBarney	Colin Devine	(212) 816-1682
Sandler O’Neill & Partners, L.P.	Nick Pirsos	(212) 466-7929

Investor Information Line

Contact: Jay Davis

Tel (212) 708-2917

E-mail jdavis@mony.com

Visit our internet site at www.mony.com

CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES

MONY Life Insurance Company	Trusted Securities Advisors Corp.
1740 Broadway	7760 France Avenue South, Suite 420
New York, NY 10019	Minneapolis, MN 55435

MONY Life Insurance Company of America	The Advest Group, Inc.
1740 Broadway	90 State House Square
New York, NY 10019	Hartford, CT 06103

U.S. Financial Life Insurance Company	Matrix Capital Markets Group Inc.
10290 Alliance Road	11 South 12th Street
Cincinnati, OH 45242	Suite 325
Richmond, VA 23219
Enterprise Capital Management, Inc.
3343 Peachtree Road, NE, Suite 450	Lebenthal & Co., Inc.
Atlanta, GA 30326	120 Broadway
New York, NY 10271
MONY Securities Corporation
1740 Broadway
New York, NY 10019

CORPORATE RATINGS

CLAIMS PAYING ABILITY/ FINANCIAL STRENGTH RATINGS (1)	SENIOR DEBT RATINGS (2)

Standard	Standard
& Poors	& Poors
A+	BBB+

A.M. (3)	A.M.
Best	Best
A	bbb+

Moody’s	Moody’s
A2	Baa2

Fitch	Fitch
A+	BBB+

(1) MONY Life Insurance Company and MONY Life Insurance Company of America

(2) The MONY Group Inc.

(3) MONY Life Insurance Company, MONY Life Insurance Company of America, and U.S. Financial Life Insurance Company

(Unaudited)

SUMMARY FINANCIAL INFORMATION

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
	($ millions, except per share amounts)
CONSOLIDATED INCOME STATEMENT DATA :
Net Income/(Loss)	$3.6	$(87.7)	$(23.3)	$(60.8)
Realized losses included in the 4th quarter charge	—	13.1	—	13.1
Net realized losses/(gains) on investments (after-tax)	29.5	(0.4)	69.2	(1.2)

Operating income/(loss):	33.1	(75.0)	45.9	(48.9)
Operating loss included in the 4th quarter charge	5.0	81.9	5.0	81.9
Litigation related charges (after-tax)	—	—	4.5	—
Final payment from transferred pension business	(31.3)	—	(31.3)	—
Venture capital (income)/loss—(after-tax)	(8.5)	—	(3.6)	9.1

Operating (loss)/income, excluding venture capital, final value payment from transferred pension business, litigation related charges and operating losses included in the fourth quarter charge:	$(1.7)	$6.9	$20.5	$42.1

PER SHARE CALCULATIONS:
NET INCOME/(LOSS) PER SHARE:
Basic	$0.08	$(1.84)	$(0.49)	$(1.25)
Diluted	$0.08	$(1.84)	$(0.49)	$(1.25)
OPERATING INCOME/(LOSS) PER SHARE :
Basic	$0.70	$(1.57)	$0.97	$(1.01)
Diluted	$0.70	$(1.57)	$0.97	$(1.01)
OPERATING (LOSS)/INCOME, EXCLUDING VENTURE CAPITAL, FINAL VALUE PAYMENT FROM TRANSFERRED PENSION BUSINESS, LITIGATION RELATED CHARGES AND OPERATING LOSSES INCLUDED IN THE FOURTH QUARTER CHARGE:
Basic	$(0.04)	$0.14	$0.43	$0.87
Diluted	$(0.04)	$0.14	$0.43	$0.87
Share Data
Weighted-average shares outstanding used in basic per share calculations	46,923,822	47,786,913	47,582,799	48,608,378
Plus: Incremental shares from assumed conversion of dilutive securities (1)	180,266	—	—	—

Weighted-average shares used in diluted per share calculations	47,104,088	47,786,913	47,582,799	48,608,378

OTHER DATA:
Employee count	3,501	3,655
Career agent count (Domestic and International)	1,639	2,006
US Financial Life Brokerage General Agencies	223	231
Trusted Advisors Registered Representatives	467	438
Active Enterprise Selling Agreements	464	463
Advest Financial Advisors	513	482

(1) 1,026,791; 1,227,397; and 1,333,745 shares from the assumed conversion of dilutive securities were not included in the computation of per share amounts for the three-month period ended December 31, 2001 and for the years ended December 31, 2002 and 2001, respectively because their inclusion would be anti-dilutive.

(Unaudited)

SUMMARY FINANCIAL INFORMATION—CONTINUED

	December 31, 2002	December 31, 2001
	($ millions)
CONSOLIDATED BALANCE SHEET DATA
Invested assets (including cash and cash equivalents)	$12,717.7	$11,826.5
Assets transferred in Group Pension Transaction (1)	—	4,650.4
Separate accounts assets	4,140.6	5,195.2
Other assets	3,067.4	3,984.5

Total Assets	$19,925.7	$25,656.6

Policyholders’ liabilities	$11,018.8	$10,488.2
Liabilities transferred in Group Pension Transaction (1)	—	4,597.1
Separate account liabilities	4,137.6	5,192.3
Short term debt	7.0	320.0
Long term debt	876.9	583.1
Other liabilities	1,886.9	2,423.7

Total Liabilities	17,927.2	23,604.4
Equity	1,938.7	2,014.1
Accumulated comprehensive income (ACI)	59.8	38.1

Total Shareholders’ Equity	1,998.5	2,052.2

Total Liabilities and Shareholders’ Equity	$19,925.7	$25,656.6

SHARE DATA:
Diluted book value per share	$42.54	$41.55
Diluted book value per share (excluding accumulated comprehensive income)	$41.26	$40.78

CAPITALIZATION:
Long term debt	$876.9	$583.1
Shareholders' Equity (Excluding ACI)	1,938.7	2,014.1

Total capitalization	$2,815.6	$2,597.2

Debt as Percent of Total Capitalization	31.1%	22.5%

STATUTORY DATA:
Capital and Surplus	$898.8	$917.4
Asset Valuation Reserve (AVR)	210.6	201.0

Total Capital and Surplus plus AVR	$1,109.4	$1,118.4

(1) As explained in the notes to MONY Group’s consolidated financial statements, in accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon. Accordingly, over the life of the transaction we were required to reflect the transferred assets and liabilities on our balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction”. As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from Aegon we have no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on our balance sheet. Refer to the notes to MONY Group's consolidated financial statements filed with the SEC on Form 10-K for the year ended December 31, 2001 for further information.

Exhibit 1

(Unaudited)

CONSOLIDATED INCOME STATEMENT DATA (1)

	Three-Months Ended December 31,		Year Ended December 31,
	2002(2)	2001(2)	2002(2)	2001(2)
	($ millions)		($ millions)
REVENUES:
Premiums	$195.7	$194.8	$690.4	$695.3
Universal life and investment-type product policy fees	44.3	55.1	200.5	207.2
Net investment income	194.9	146.0	737.3	692.1
Net realized losses on investments	(83.9)	(18.3)	(153.0)	(12.3)
Group Pension Profits	60.3	3.5	82.3	30.7
Retail Brokerage and Investment Banking	99.6	90.5	397.1	343.5
Other income	43.3	53.3	139.9	147.1

	554.2	524.9	2,094.5	2,103.6

BENEFITS AND EXPENSES:
Benefits to policyholders	217.7	218.6	803.1	814.7
Interest credited to policyholders account balances	33.5	27.3	119.3	110.5
Amortization of deferred policy acquisition costs	35.7	60.4	156.1	158.8
Dividends to policyholders	16.2	66.9	188.0	236.6
Other operating costs and expenses (3)	241.7	285.4	860.0	876.4

	544.8	658.6	2,126.5	2,197.0

Income/(Loss) from continuing operations before income tax	9.4	(133.7)	(32.0)	(93.4)
Income tax expense/(benefit)	3.3	(46.0)	(11.2)	(32.6)

Net Income/(Loss) from continuing operations	6.1	(87.7)	(20.8)	(60.8)

Discontinued Operations: Loss from real estate operations held for sale, net of income tax benefit of $1.4 million in 2002	(2.5)	—	(2.5)	—

Net Income/(Loss)	$3.6	$(87.7)	$(23.3)	$(60.8)

(1) These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company’s filings with the Securities and Exchange Commission.

(2) Includes reorganization and other charges recorded in the 4th quarter of 2002 and 2001 aggregating $7.7 million and $146.1 million respectively, on a pre-tax basis. For details of such charges and the line items they are reflected in, refer to Exhibit 1A herein.

(3) Includes operating costs and expenses related to Advest for 11 months in 2001.

STATISTICAL SUPPLEMENT

REORGANIZATION AND OTHER CHARGES EXHIBIT

Exhibit 1A—Reorganization and Other 4th Quarter Charges

During the 4th quarter of 2002 and 2001, the Company recorded pre-tax charges aggregating approximately $7.7 million and $146.1 million, respectively. Of this amount approximately $7.7 milion and $56.8 million, respectively, represented “Reorganization Charges” taken in connection with the reorganization of certain of the Company’s businesses and $0 and $89.3 million, respectively, represented “Other Charges” unrelated to the Company's Reorganization activities.

The following tables summarize the components of the aforementioned Reorganization and Other Charges recorded during 2002 and 2001, respectively. None of the charges referred to below as “Reorganization Charges” have been allocated to the Company’s operating segments, however, the charges in 2001 referred to as “Other Charges” have been allocated to the Company’s operating segments. All Reorganization Charges incurred in 2002 and 2001 are reported as reconciling items.

2002:

	Operating	Net Realized Losses	Total
Reorganization Charges:
Severance benefits	$6.6	$—	$6.6
Leased offices	1.1	—	1.1

Total—Reorganization Charges before tax	$7.7	$—	$7.7

Total—Reorganization Charges after tax	$5.0	$—	$5.0

2001:

	Operating	Net Realized Losses	Total
Reorganization Charges:
Severance benefits and incentive compensation	$22.8	$—	$22.8
Leased offices and equipment	8.7	—	8.7
Deferred policy acquisition costs	17.0	—	17.0
Other	8.3	—	8.3

Subtotal—Reorganization Charges	56.8	—	56.8

Other Charges:
Asset Impairments and Valuation Related Write-downs	29.9	20.1	50.0
Deferred Sales Charges	7.0	—	7.0
Information technology assets	9.4	—	9.4
Other	22.9	—	22.9

Subtotal—Other Charges	69.2	20.1	89.3

Total—Reorganization and Other Charges before tax	$126.0	$20.1	$146.1

Total—Reorganization and Other Charges after tax	$81.9	$13.1	$95.0

All charges referred to as Reorganization Charges included in the tables above, except $17.0 million related to deferred policy acquisition costs in 2001 and $5.3 million related to investment expenses in 2001, are included in “Other Operating Costs and Expenses” in the Company’s consolidated income statement for the respective years indicated.

The following table indicates the line items in the Company’s consolidated and segmented income statements for the year ended December 31, 2001 that the Other Charges in the table above are reflected in.

	Protection	Accumulation	Retail Brokerage and Investment Banking	Other/ Reconciling	Total
Premiums	$1.0	$—	$—	$—	$1.0

Net investment income	20.3	3.8	—	8.6	32.7
Group pension profit	2.5	—	—	—	2.5

Benefits to policyholders	1.8	3.9	—	—	5.7
Amortization of deferred policy acquisition costs	—	2.0	—	17.0	19.0
Other operating costs and expenses	17.6	10.3	1.7	35.5	65.1

Total Other Operating Charges	43.2	20.0	1.7	61.1	126.0

Net realized losses on investments	14.9	2.8	—	2.4	20.1

Total Other Charges	$58.1	$22.8	$1.7	$63.5	$146.1

Exhibit 2

PROTECTION PRODUCTS SEGMENT

The “Protection Products” segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable universal life, last survivor variable life and group universal life. Also included in the Protection Products segment are the: (i) assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits, (ii) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (iii) the Company’s disability income insurance business which was transferred in the DI Transaction.

Exhibit 3

(Unaudited)

PROTECTION PRODUCTS SEGMENT

INCOME STATEMENT DATA

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001(1)	2002	2001(1)
	($ millions)		($ millions)
REVENUES:
Premiums	$182.2	$185.0	$662.9	$675.5
Universal life and investment-type product policy fees	33.6	41.6	152.1	151.6
Net investment income (2)	153.0	128.1	598.8	565.6
Group Pension Profits	60.3	3.5	82.3	30.7
Other income	18.7	15.4	15.0	16.1

Total revenues	447.8	373.6	1,511.1	1,439.5

BENEFITS AND EXPENSES:
Benefits to policyholders	195.7	195.9	729.7	754.5
Interest credited to policyholder account balances	18.3	15.0	64.5	60.6
Amortization of deferred policy acquisition costs	20.8	34.8	110.3	115.7
Dividends to policyholders	15.6	66.1	185.6	233.9
Other operating costs and expenses	76.3	83.1	233.7	245.5

Total benefits and expenses	326.7	394.9	1,323.8	1,410.2

Pre-tax operating income/(loss)	121.1	(21.3)	187.3	29.3
Net realized losses on investments (2)	(75.7)	(11.6)	(125.6)	(6.2)

Pre-tax income/(loss)	$45.4	$(32.9)	$61.7	$23.1

OPERATING INCOME RECONCILIATION:
Pre tax operating income/(loss)	$121.1	$(21.3)	$187.3	$29.3
Policyholder dividends resulting from closed block realized (losses)/gains	(43.4)	1.3	(51.4)	6.0

Operating Income/(Loss)	$77.7	$(20.0)	$135.9	$35.3

(1) During the 4th quarter of 2001 the company recorded charges aggregating $146.1 million. This consisted of $56.8 million of reorganization charges and $89.3 million of other charges unrelated to the company's reorganization. None of the reorganization charges have been allocated to the segments, whereas all of the aforementioned other charges have. See Exhibit 1A for details.

(2) Segment results for 2002 include the results from discontinued operations.

Adjusted to exclude litigation related charges, venture capital (gains)/losses, the Final Value Payment from the Group Pension Transaction, reorganization & other charges (see Exhibit 1A) allocated to the segment for the three-months and year ended December 31, 2002 and 2001 as follows:

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
	($ millions)
Operating Income/(Loss)	$77.7	$(20.0)	$135.9	$35.3
Litigation related charges	—	—	5.5	—
Venture Capital (gains)/losses	(10.8)	—	(4.6)	10.3
Final Value Payment from Group Pension Transaction	(48.1)	—	(48.1)	—
Reorganization Charges (see Exhibit 1A)	—	—	—	—
Other Charges component of 4th quarter 2001 Restructuring and Other charges (see Exhibit 1A)	—	43.2	—	43.2

Operating Income excluding venture capital, Final Value Payment from the Group Pension Transaction, Reorganization & Other Charges, and litigation related charges	$18.8	$23.2	$88.7	$88.8

Exhibit 4A

(Unaudited)

GROUP PENSION PROFIT

SUMMARY INCOME STATEMENT

	Three-Months Ended December 31,		Year Ended December 31,
INCOME STATEMENT DATA:	2002	2001	2002	2001
	($ millions)		($ millions)
REVENUES:
Policy product fees	$4.6	$5.3	$18.3	$19.6
Net investment income	20.6	24.0	88.2	102.0
Net realized (losses)/gains on investments (2)	1.0	(3.4)	0.8	1.5

Total revenues	26.2	25.9	107.3	123.1

BENEFITS AND EXPENSES:
Interest credited to policyholder account balances	15.3	18.6	63.5	74.8
Other operating costs and expenses	4.7	3.8	15.6	17.6

Total benefits and expenses	20.0	22.4	79.1	92.4

Group Pension Profits	6.2	3.5	28.2	30.7

Final Value Payment (1)	54.1	—	54.1	—

Total	$60.3	$3.5	$82.3	$30.7

(1) Expenses of approximately $6.0 million relating to the Final Value Payment are recorded in “Other operating costs and expenses” on our consolidated income statement.

(2) Includes $2.5 million of pretax realized losses ($1.6 million after-tax) relating to the impairment of certain investments which was included in the 4th quarter 2001Other Charges (refer to Exhibit 1A).

ASSETS AND LIABILITIES TRANSFERRED IN GROUP PENSION TRANSACTION

	December 31, 2002	December 31, 2001
	($ millions)
	(3)
BALANCE SHEET DATA :
Assets:
General Account
Fixed maturities	$—	$1,400.5
Mortgage loans on real estate	—	26.5
Cash and cash equivalents	—	19.4
Other Assets	—	24.5

Total general account assets	—	1,470.9
Separate account assets	—	3,179.5

Total Assets	$—	$4,650.4

Liabilities:
General Account
Policyholder account balances and other liabilities	$—	$1,417.6
Separate account liabilities	—	3,179.5

Total Liabilities	$—	$4,597.1

(3) As explained in the notes to MONY Group’s consolidated financial statements, in accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon. Accordingly, over the life of the transaction we were required to reflect the transferred assets and liabilities on our balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction”. As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from Aegon we have no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on our balance sheet. Refer to the notes to MONY Group’s consolidated financial statements filed with the SEC on Form 10-K for the year ended December 31, 2001 for further information.

Exhibit 4B

(Unaudited)

CLOSED BLOCK INCOME STATEMENT

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
	($ millions)		($ millions)
REVENUES:
Premiums	141.7	154.1	509.1	551.4
Net investment income	98.8	98.6	396.5	397.6
Net realized (losses)/gains on investments	(43.4)	1.3	(51.4)	6.0
Other income	0.6	0.9	2.2	2.4

Total revenues	197.7	254.9	856.4	957.4

BENEFITS AND EXPENSES:
Benefits to policyholders	156.1	161.8	566.8	606.9
Interest credited to policyholders account balances	2.3	2.4	8.6	8.9
Amortization of deferred policy acquisition costs	12.0	13.3	49.1	59.4
Dividends to policyholders	15.3	65.8	185.5	233.1
Operating costs and expenses	1.6	1.3	6.1	7.0

Total benefits and expenses	187.3	244.6	816.1	915.3

Closed Block Profit	10.4	10.3	40.3	42.1

CLOSED BLOCK ASSETS AND LIABILITIES

	December 31, 2002	December 31, 2001
	($ millions)
BALANCE SHEET DATA :
Assets:
General Account
Fixed maturities	$4,160.9	$3,868.9
Mortgage loans on real estate	633.6	622.1
Real estate to be disposed of	8.3	—
Amounts due from broker	0.9	6.2
Policy loans	1,119.0	1,144.3
Cash and cash equivalents	59.2	56.2
Premiums receivable	11.1	12.5
Deferred policy acquisition costs	430.5	500.6
Other assets	210.5	219.3

Total closed block assets	$6,634.0	$6,430.1

Liabilities:
General Account
Future policy benefits	$6,901.4	$6,869.80
Policyholders’ account balances	291.6	292.9
Other policyholders’ liabilities	159.1	162.2
Other liabilities	325.2	163.9

Total closed block liabilities	$7,677.3	$7,488.8

Exhibit 4C

(Unaudited)

FIXED MATURITIES BY CREDIT QUALITY—CLOSED BLOCK

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

		Year Ended December 31, 2002			Year Ended December 31, 2001
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)
1	Aaa/Aa/A	$1,641.7	74.3%	$1,787.4	$1,589.1	76.7%	$1,631.6
2	Baa	441.6	19.3%	465.5	391.3	18.8%	399.6
3	Ba	113.3	4.7%	113.2	93.1	4.1%	86.2
4	B	36.0	1.5%	35.0	5.0	0.2%	4.9
5	Caa and lower	—	0.0%	—	5.0	0.2%	5.1
6	In or near default	6.0	0.2%	6.0	0.6	0.0%	0.5

	Subtotal	2,238.6	100.0%	2,407.1	2,084.1	100.0%	2,127.9
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Public Fixed
	Maturities	$2,238.6	100.0%	$2,407.1	$2,084.1	100.0%	$2,127.9

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

		Year Ended December 31, 2002			Year Ended December 31, 2001
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$647.3	40.1%	$703.0	$845.3	50.3%	$875.1
2	Baa	709.5	44.2%	776.0	742.5	43.6%	759.5
3	Ba	209.5	11.9%	208.2	83.6	4.8%	83.3
4	B	29.3	1.7%	29.7	17.8	1.0%	17.1
5	Caa and lower	16.7	0.9%	15.3	7.5	0.3%	6.0
6	In or near default	22.3	1.2%	21.6	—	0.0%	—

	Subtotal	1,634.6	100.0%	1,753.8	1,696.7	100.0%	1,741.0
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Private Fixed
	Maturities	$1,634.6	100.0%	$1,753.8	$1,696.7	100.0%	$1,741.0

TOTAL FIXED MATURITIES BY CREDIT QUALITY

		Year Ended December 31, 2002			Year Ended December 31, 2001
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$2,289.0	59.8%	$2,490.4	$2,434.4	64.8%	$2,506.7
2	Baa	1,151.1	29.8%	1,241.5	1,133.8	29.9%	1,159.1
3	Ba	322.8	7.7%	321.4	176.7	4.4%	169.5
4	B	65.3	1.6%	64.7	22.8	0.6%	22.0
5	Caa and lower	16.7	0.4%	15.3	12.5	0.3%	11.1
6	In or near default	28.3	0.7%	27.6	0.6	0.0%	0.5

	Subtotal	3,873.2	100.0%	4,160.9	3,780.8	100.0%	3,868.9
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Fixed
	Maturities	$3,873.2	100.0%	$4,160.9	$3,780.8	100.0%	$3,868.9

Exhibit 5

(Unaudited)

PROTECTION PRODUCTS SEGMENT

NEW ANNUALIZED AND SINGLE PREMIUMS AND INFORCE

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	20001
	($ millions)		($ millions)
PROTECTION BUSINESS SALES:
Traditional life	$1.4	$1.5	$4.7	$3.3
Term	14.6	12.3	46.8	41.4
Universal life	10.5	10.8	38.0	31.6
Variable universal life	8.6	18.0	38.3	61.8
Corporate owned life insurance	23.5	19.7	148.2	75.1
Group universal life	1.7	0.5	3.0	1.5

Total	$60.3	$62.8	$279.0	$214.7

	Year Ended
	December 31, 2002	December 31, 2001
Insurance In Force ($ in millions except number of policies)

Traditional Life (1):
Number of policies (in thousands)	839.1	857.3
GAAP life reserves	$7,447.0	$7,374.8
Face amounts	$82,598.6	$73,678.2

Universal Life:
Number of policies (in thousands)	74.0	74.7
GAAP life reserves	$765.4	$711.2
Face amounts	$10,790.2	$10,843.6

Variable Universal Life:
Number of policies (in thousands)	68.0	65.9
GAAP life reserves	$880.3	$772.0
Face amounts	$18,790.2	$18,231.2

Group Universal Life:
Number of policies (in thousands)	41.8	43.9
GAAP life reserves	$70.3	$66.7
Face amounts	$1,497.3	$1,571.4

Total:
Number of policies (in thousands)	1,022.9	1,041.8
GAAP life reserves	$9,163.0	$8,924.7
Face amounts	$113,676.3	$104,324.4

(1) Consists of whole life and term policies

Exhibit 6

(Unaudited)

PROTECTION PRODUCTS SEGMENT

STATUTORY DIRECT PREMIUMS BY PRODUCT

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
	($ millions)
LIFE INSURANCE:
Traditional Life (1):
First year & single	$54.2	$54.8	$180.9	$187.3
Renewal	177.4	174.3	536.7	525.8

Total	$231.6	$229.1	$717.6	$713.1

Universal Life:
First year & single	$12.7	$9.3	$39.8	$29.6
Renewal	23.9	25.2	95.8	96.9

Total	$36.6	$34.5	$135.6	$126.5

Variable Universal Life:
First year & single	$8.5	$18.5	$45.7	$70.7
Renewal	28.6	27.5	110.1	96.4

Total	$37.1	$46.0	$155.8	$167.1

Corporate Sponsored Variable Universal Life:
First year & single	$32.0	$9.7	$133.8	$59.5
Renewal	1.2	6.2	28.4	48.2

Total	$33.2	$15.9	$162.2	$107.7

Group Universal Life:
First year & single	$1.6	$0.4	$2.7	$1.9
Renewal	2.5	2.6	10.4	10.5

Total	$4.1	$3.0	$13.1	$12.4

Total life insurance	$342.6	$328.5	$1,184.3	$1,126.8

(1) Consists of whole life and term policies

Exhibit 7

ACCUMULATION PRODUCTS SEGMENT

The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.

Exhibit 8

(Unaudited)

ACCUMULATION PRODUCTS SEGMENT

INCOME STATEMENT DATA

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001(1)	2002	2001(1)
	($ millions)		($ millions)
REVENUES:
Premiums	$4.5	$1.9	$11.6	$5.3
Universal life and investment-type product policy fees	10.5	12.7	46.8	54.7
Net investment income (2)	22.7	13.6	82.8	70.5
Other income	22.9	30.7	96.1	107.4

Total revenues	60.6	58.9	237.3	237.9

BENEFITS AND EXPENSES:
Benefits to policyholders	12.5	15.0	41.9	34.1
Interest credited to policyholder account balances	12.8	10.3	46.0	41.3
Amortization of deferred policy acquisition costs	14.9	8.6	45.8	26.1
Dividends to policyholders	0.2	0.4	1.2	1.6
Other operating costs and expenses	31.0	40.3	119.4	127.2

Total benefits and expenses	71.4	74.6	254.3	230.3

Pre-tax operating (loss)/income	(10.8)	(15.7)	(17.0)	7.6
Net realized losses on investments (2)	(9.2)	(4.2)	(23.7)	(1.9)

Pre-tax (loss)/income	$(20.0)	$(19.9)	$(40.7)	$5.7

(1) During the 4th quarter of 2001 the company recorded charges aggregating $146.1 million. This consisted of $56.8 million of reorganization charges and $89.3 million of other charges unrelated to the company’s reorganization. None of the reorganization charges have been allocated to the segments, whereas all of the aforementioned other charges have. See Exhibit 1A for details.

(2) Segment results for 2002 include the results from discontinued operations.

Adjusted to exclude litigation related charges, venture capital (gains)/loss, Final Value Payment from Group Pension Transaction, Reorganization & Other charges (see Exhibit 1A) allocated to the segment for the three-months and year ended December 31, 2002 and 2001 as follows:

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
	($ millions)
Operating (Loss)/Income	$(10.8)	$(15.7)	$(17.0)	$7.6
Litigation related charges	—	—	1.0	—
Venture Capital (gains)/losses	(1.8)	—	(0.8)	1.9
Reorganization Charges (see Exhibit 1A)	—	—	—	—
Other Charges component of 4th quarter 2001 Restructuring and Other charges ( see Exhibit 1A)	—	20.0	—	20.0

Operating (loss)/income excluding venture capital, Reorganization & Other Charges, and litigation related charges	$(12.6)	$4.3	$(16.8)	$29.5

Exhibit 9

(Unaudited)

ACCUMULATION PRODUCTS SEGMENT

ASSETS UNDER MANAGEMENT

	December 31, 2002	December 31, 2001
	($ billions)
ACCUMULATION SEGMENT:
Assets under management
Individual variable annuities	$3.2	$3.9
Individual fixed annuities	0.8	0.7
Proprietary retail mutual funds	3.7	4.4

	$7.7	$9.0

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
	($ billions)		($ billions)
RECONCILIATION IN ACCOUNT VALUE:
VARIABLE ANNUITY:
Beginning account value	3.1	3.5	3.9	4.4
Sales	0.1	0.1	0.4	0.4
Market appreciation	0.1	0.3	(0.5)	(0.4)
Mortality and expense	(0.0)	(0.0)	(0.0)	(0.0)
Surrenders and withdrawals	(0.1)	(0.1)	(0.4)	(0.4)

	3.2	3.9	3.2	3.9

ENTERPRISE GROUP OF FUNDS:
Beginning account value	3.5	4.0	4.4	4.8
Sales	0.3	0.3	1.2	1.3
Dividends reinvested	0.0	0.0	0.0	0.0
Market appreciation	0.1	0.4	(0.9)	(0.6)
Redemptions	(0.3)	(0.3)	(1.1)	(1.2)

Ending account value	3.7	4.4	3.7	4.4

In 2001 sales are net of exchanges to new product series of approximately $71 million in the first quarter, and $72 million in the second quarter, $37 million in the third quarter and $28 million in the fourth quarter. 2002 sales are net of exchanges to new product series of $17 million in the first quarter, $16 million in the second quarter, $19 million in the third quarter, and $19 million for the fourth quarter.

Exhibit 10

RETAIL BROKERAGE AND INVESTMENT BANKING

The Retail Brokerage and Investment Banking segment is comprised of results of the Company’s subsidiaries, The Advest Group, Inc. (“AGI”), Matrix Capital Markets Group (“Matrix”) and MONY Securities Corp. (“MSC”). AGI through its subsidiaries, provides diversified financial services including securities brokerage, trading, investment banking, trust and asset management. Matrix is a middle market investment bank specializing in merger and acquisition services for a middle market client base. MSC is a broker dealer which transacts customer trades primarily in securities and mutual funds. In addition to selling the Company’s proprietary investment products, MSC provides customers of the Company’s protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities).

Exhibit 11

(Unaudited)

RETAIL BROKERAGE AND INVESTMENT BANKING

INCOME STATEMENT DATA

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001(1)	2002	2001(1)
	($ millions)		($ millions)
REVENUES:
Net investment income	$—	$2.8	$0.3	$8.0
Retail brokerage and investment banking	99.6	90.5	397.1	343.5
Other income	—	—	0.7	—

Total revenues	99.6	93.3	398.1	351.5

BENEFITS AND EXPENSES:
Other operating costs and expenses	98.6	100.0	395.7	371.3

Total benefits and expenses	98.6	100.0	395.7	371.3

Pre-tax operating income/(loss)	1.0	(6.7)	2.4	(19.8)
Net realized losses on investments(2)	—	—	—	(0.2)

Pre-tax income/(loss)	$1.0	$(6.7)	$2.4	$(20.0)

(1) During the 4th quarter of 2001 the company recorded charges aggregating $146.1 million. This consisted of $56.8 million of reorganization charges and $89.3 million of other charges unrelated to the company’s reorganization. None of the reorganization charges have been allocated to the segments, whereas all of the aforementioned other charges have. See Exhibit 1A for details.

(2) Segment results for 2002 include the results from discontinued operations.

Adjusted to exclude litigation related charges, venture capital (gains)/loss, Final Value Payment from Group Pension Transaction, Reorganization & Other charges (see Exhibit 1A) allocated to the segment for the three-months and year ended December 31, 2002 and 2001 as follows:

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
	($ millions)
Operating (Loss)/Income	$1.0	$(6.7)	$2.4	$(19.8)
Litigation related charges	—	—	—	—
Venture Capital (gains)/losses	—	—	—	—
Reorganization Charges (see Exhibit 1A)	—	—	—	—
Other Charges component of 4th quarter 2001 Restructuring and Other charges (see Exhibit 1A)	—	1.7	—	1.7

Operating (loss)/income excluding venture capital, Reorganization & Other Charges, and litigation related charges	$1.0	$(5.0)	$2.4	$(18.1)

Exhibit 12

(Unaudited)

RETAIL BROKERAGE AND INVESTMENT BANKING

INCOME STATEMENT DETAIL

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
	($ millions)		($ millions)
REVENUES:
Commissions	$40.2	$37.6	$164.8	$140.7
Interest	8.1	10.3	35.2	56.8
Principal transactions	28.1	23.2	107.2	78.4
Asset management and administration	12.1	(17.7)	53.2	17.5
Investment banking	10.0	38.1	31.9	50.3
Other	1.1	1.7	5.8	7.5

Total revenues	99.6	93.2	398.1	351.2

EXPENSES:
Compensation	55.4	51.8	222.9	188.4
Interest	4.7	5.8	20.8	37.9
Goodwill and other intangible amortization	1.1	3.6	4.2	12.8
Other	37.4	38.7	147.8	132.1

Total expenses	98.6	99.9	395.7	371.2

Pre-tax income/(loss)	$1.0	$(6.7)	$2.4	$(20.0)

	ADVEST—NET INTEREST Three-Months Ended				ADVEST—NET INTEREST Year Ended
	December 31, 2002		December 31, 2001		December 31, 2002		December 31, 2001(1)
	($ millions)				($ millions)
Net Interest Income—
Interest Income:
Brokerage customers (2)	$3.3	40.7%	$4.7	45.6%	$15.0	42.6%	$25.6	45.1%
Stock borrowed (2)	0.9	11.0%	2.2	21.4%	4.5	12.8%	21.2	37.3%
Investments	0.1	1.2%	0.1	1.0%	0.3	0.9%	0.6	1.2%
Security inventory	2.9	35.8%	2.7	26.2%	11.4	32.4%	7.5	13.2%
Other	0.9	11.3%	0.6	5.8%	4.0	11.3%	1.9	3.2%

	$8.1	100.0%	$10.3	100.0%	$35.2	100.0%	$56.8	100.0%

Interest Expense:
Stock loaned (2)	3.1	65.2%	2.6	44.8%	12.9	62.0%	22.0	58.0%
Brokerage customers	1.3	28.3%	0.4	6.9%	6.0	28.8%	3.3	8.7%
Borrowings	0.2	4.2%	2.5	43.1%	1.5	7.2%	12.1	32.0%
Other	0.1	2.3%	0.3	5.2%	0.4	2.0%	0.5	1.3%

	4.7	100.0%	5.8	100.0%	20.8	100.0%	37.9	100.0%

Net interest income	$3.4	43.2%	$4.5	43.7%	$14.4	40.9%	$18.9	33.3%

(1) Includes Advest results for the 11 month period ended December 31, 2001. Advest was acquired by the MONY Group on January 31, 2001.

(2) The decrease in interest income from 2001 to 2002 reflected in the line items above entitled “Brokerage customers” and “Stock borrowed”, as well as the decrease in interest expense from 2001 to 2002 reflected in the line item “Stock loaned” resulted from the outsourcing of Advest’s clearing operation to Wexford which was completed in early 2002. In connection with the outsourcing, Advest entered into an interest-sharing agreement with Wexford which has resulted in lower net interest profits in the current year.

ADVEST STATISTICAL DATA

Year Ended December 31, 2002
Client Assets ( in millions) *	$30,513.5
Number of Client Accounts (in thousands)	277

* Includes assets managed under fee-based programs of approximately $5,994 million.

Exhibit 13

OTHER PRODUCTS SEGMENT

The Company’s Other Products segment primarily consists of an insurance brokerage operation and the Run-Off businesses. The insurance brokerage operation provides the Company’s career agency sales force with access to non-variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.

RECONCILING AMOUNTS

The reconciling amounts include certain benefits for the Company’s benefit plans, the results of the holding companies and certain non-recurring items.

Exhibit 14

(Unaudited)

OTHER/RECONCILING PRODUCTS SEGMENT

INCOME STATEMENT DATA

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
	($ millions)		($ millions)
REVENUES:
Premiums	$9.0	$7.9	$15.9	$14.5
Universal life and investment-type product policy fees	0.2	0.8	1.6	0.9
Net investment income (1)	20.1	1.5	56.3	48.0
Other income	1.6	7.2	28.1	23.6

Total revenues	30.9	17.4	101.9	87.0

BENEFITS AND EXPENSES:
Benefits to policyholders	9.5	7.7	31.5	26.1
Interest credited to policyholder account balances	2.4	2.0	8.8	8.6
Amortization of deferred policy acquisition costs	—	17.0	—	17.0
Dividends to policyholders	0.4	0.4	1.2	1.1
Other operating costs and expenses	35.8	62.0	111.2	132.4

Total benefits and expenses	48.1	89.1	152.7	185.2

Pre-tax operating loss	(17.2)	(71.7)	(50.8)	(98.2)
Net realized losses on investments (1)	(3.8)	(2.5)	(8.5)	(4.0)

Pre-tax loss	$(21.0)	$(74.2)	$(59.3)	$(102.2)

(1) During the 4th quarter of 2001 the company recorded charges aggregating $146.1 million. This consisted of $56.8 million of reorganization charges and $89.3 million of other charges unrelated to the company’s reorganization. See Exhibit 1A for details.

(2) Segment results for 2002 include the results from discontinued operations.

Adjusted to exclude litigation related charges, venture capital (gains)/loss, Final Value Payment from Group Pension Transaction, Reorganization & Other charges (see Exhibit 1A) allocated to the segment for the three-months and year ended December 31, 2002 and 2001 as follows:

	Three-Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
	($ millions)
Operating income	$(17.2)	$(71.7)	$(50.8)	$(98.2)
Litigation related charges	—	—	0.3	—
Venture capital (gains)/losses	(0.5)	—	(0.2)	1.8
Reorganization Charges (see Exhibit 1A)	—	56.8	—	56.8
Other Charges	7.7	4.3	7.7	4.3

Operating income excluding venture capital, Reorganization & Other Charges, and litigation related charges	$(10.0)	$(10.6)	$(43.0)	$(35.3)

INVESTMENTS

ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION

INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

Exhibit 16

(Unaudited)

CONSOLIDATED GAAP INVESTED ASSETS

	As of December 31, 2002		As of December 31, 2001
	Carrying Value	% of Total	Carrying Value	% of Total
	($ Millions)
INVESTED ASSETS
Fixed Maturities, Available for Sale	$7,971.1	66.5%	$6,976.0	62.8%
Fixed Maturities, Held to Maturity	0.1	0.0%	0.1	0.0%
Equity Securities, Available for Sale	249.0	2.1%	299.2	2.7%
Mortgage Loans on Real Estate	1,877.4	15.7%	1,809.7	16.3%
Policy Loans	1,212.5	10.1%	1,229.0	11.1%
Real Estate to be Disposed Of	—	0.0%	172.3	1.6%
Real Estate Held for Investment	180.2	1.5%	58.5	0.5%
Other Invested Assets	110.8	0.9%	116.7	1.0%
Cash and Cash Equivalents	390.0	3.2%	441.0	4.0%

Invested Assets, excluding Trading Securities	$11,991.1	100.0%	$11,102.5	100.0%

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 17

(Unaudited)

INVESTMENT RESULTS BY ASSET CATEGORY-COMBINED BASIS

	Three Months Ended December 31, 2002		Three Months Ended December 31, 2001		Year Ended December 31, 2002		Year Ended December 31, 2001		Year Ended December 31,2000
	Yield (2)	Amount	Yield (2)	Amount	Yield (1)	Amount	Yield (1)	Amount	Yield (1)	Amount
	($ millions)		($ millions)		($ millions)		($ millions)		($ millions)
FIXED MATURITIES (4)
Investment Income	6.5%	$121.6	7.2%	$119.9	6.9%	$491.0	7.3%	$492.5	7.4%	$495.4
Realized Gains (losses)	-3.4%	(63.0)	-0.9%	(15.0)	-1.1%	(79.6)	0.0%	(2.6)	-0.4%	(30.1)
Total	3.1%	$58.6	6.3%	$104.9	5.8%	$411.4	7.3%	$489.9	7.0%	$465.3

Ending Assets		$7,453.4		$6,829.2		$7,453.4		$6,829.2		$6,702.7

EQUITY SECURITIES
Investment Income	22.1%	$13.8	-27.4%	$(20.9)	2.9%	$7.9	-10.8%	$(33.9)	56.4%	$239.4
Realized Gains (losses)	-24.1%	(15.1)	-0.9%	(0.7)	-13.6%	(37.3)	-2.5%	(7.8)	5.1%	21.6
Total	-2.0%	$(1.3)	-28.3%	$(21.6)	-10.7%	$(29.4)	-13.3%	$(41.7)	61.5%	$261.0

Ending Assets		$249.0		$299.2		$249.0		$299.2		$328.6

MORTGAGE LOANS
Investment Income	7.8%	$35.5	7.7%	$34.9	7.5%	$138.9	7.8%	$139.8	8.3%	$144.4
Realized Gains (losses)	-0.9%	(4.2)	1.0%	4.6	-0.2%	(3.0)	0.5%	9.3	1.1%	19.8
Total	6.9%	$31.3	8.7%	$39.5	7.3%	$135.9	8.3%	$149.1	9.4%	$164.2

Ending Assets		$1,877.4		$1,809.7		$1,877.4		$1,809.7		$1,754.7

REAL ESTATE (3)
Investment Income	4.7%	$2.3	-10.3%	$(5.9)	7.4%	$15.3	2.9%	$6.3	7.0%	$20.4
Realized Gains (losses)	3.4%	1.7	-3.8%	(2.1)	-15.6%	(32.1)	-2.4%	(5.4)	9.2%	26.7
Total	8.1%	$4.0	-14.1%	$(8.0)	-8.2%	$(16.8)	0.5%	$0.9	16.2%	$47.1

Ending Assets		$180.2		$230.8		$180.2		$230.8		$212.0

POLICY LOANS
Investment Income	7.0%	$21.2	6.9%	$21.5	6.9%	$84.8	6.9%	$86.5	6.8%	$86.6
Realized Gains (losses)	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—
Total	7.0%	$21.2	6.9%	$21.5	6.9%	$84.8	6.9%	$86.5	6.8%	$86.6

Ending Assets		$1,212.5		$1,229.0		$1,212.5		$1,229.0		$1,264.6

CASH AND CASH EQUIVALENTS
Investment Income	1.6%	$1.7	2.2%	$3.0	2.1%	$9.3	4.4%	$29.3	6.6%	$28.2
Realized Gains (losses)	-1.0%	(1.1)	-0.6%	(0.8)	-0.2%	(1.1)	-0.1%	(0.8)	0.0%	(0.0)
Total	0.6%	$0.6	1.6%	$2.2	1.9%	$8.2	4.3%	$28.5	6.6%	$28.2

Ending Assets		$390.0		$441.0		$390.0		$441.0		$869.6

OTHER INVESTED ASSETS
Investment Income	19.8%	$6.2	20.9%	$6.8	16.1%	$18.3	11.3%	$12.2	5.9%	$4.1
Realized Gains (losses)	-6.7%	(2.2)	-13.1%	(4.2)	0.1%	0.1	-4.7%	(5.0)	-0.7%	(0.5)
Total	13.1%	$4.0	7.8%	$2.6	16.2%	$18.4	6.6%	$7.2	5.2%	$3.6

Ending Assets		$110.8		$116.7		$110.8		$116.7		$100.0

TOTAL BEFORE INVESTMENT EXPENSES
Investment Income	7.1%	$202.3	5.8%	$159.3	6.9%	$765.6	6.6%	$732.8	9.2%	$1,018.4
Realized Gains (losses)	-2.9%	(83.9)	-0.7%	(18.2)	-1.4%	(153.0)	-0.1%	(12.3)	0.3%	37.5
Total	4.2%	$118.4	5.1%	$141.1	5.5%	$612.6	6.5%	$720.5	9.5%	$1,055.9

Ending Assets		$11,473.3		$10,959.4		$11,473.3		$10,959.4		$11,232.3

Other Fee Income	-0.2%	$(5.1)	0.1%	$1.7	0.0%	$1.3	0.0%	$5.3	0.0%	$4.0
Investment expense	-0.1%	$(1.5)	-0.5%	$(15.0)	-0.3%	$(29.6)	-0.4%	$(46.1)	-0.4%	$(44.3)
TOTAL AFTER INVESTMENT EXPENSES
Investment Income	6.8%	$194.9	5.3%	$145.9	6.6%	$737.3	6.2%	$692.1	8.8%	$978.1
Realized Gains (losses)	-2.9%	(83.9)	-0.7%	(18.2)	-1.4%	(153.0)	-0.1%	(12.3)	0.3%	37.5
Total	3.9%	$111.0	4.7%	$127.7	5.2%	$584.3	6.1%	$679.8	9.1%	$1,015.6

Ending Assets		11,473.3		10,959.4		11,473.3		10,959.4		11,232.3

Net unrealized gains (losses) on fixed maturities		517.8		143.1		517.8		146.9		(9.8)

Total invested assets		$11,991.1		$11,102.5		$11,991.1		$11,102.5		$11,222.5

(1)	Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(2)	Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(3)	Equity real estate income is shown net of operating expenses, depreciation and minority interest .
(4)	Trading portfolio balances of $726.6 million and results are excluded from the yield calculation.

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18A

(Unaudited)

FIXED MATURITIES BY CREDIT QUALITY

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

		Year Ended December 31, 2002			Year Ended December 31, 2001
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)
1	Aaa/Aa/A	$3,297.1	74.1%	$3,552.7	$2,730.4	73.8%	$2,806.4
2	Baa	906.5	20.0%	961.6	769.5	20.6%	784.9
3	Ba	207.1	4.4%	210.4	161.9	4.1%	155.3
4	B	64.0	1.3%	63.8	37.9	1.1%	40.8
5	Caa and lower	1.1	0.0%	1.3	15.5	0.4%	15.0
6	In or near default	7.3	0.2%	7.3	1.8	0.0%	1.9

	Subtotal	4,483.1	100.0%	4,797.1	3,717.0	100.0%	3,804.3
	Redeemable preferred stock	1.0	0.0%	1.0	1.0	0.0%	0.9

	Total Public Fixed
	Maturities	$4,484.1	100.0%	$4,798.1	$3,718.0	100.0%	$3,805.2

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

		Year Ended December 31, 2002			Year Ended December 31, 2001
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$914.2	31.4%	$997.1	$1,077.5	35.1%	$1,113.7
2	Baa	1,436.3	48.9%	1,551.4	1,620.7	51.9%	1,645.8
3	Ba	417.4	13.4%	426.2	270.6	8.5%	269.3
4	B	86.1	2.6%	80.8	63.2	1.9%	62.0
5	Caa and lower	20.6	0.6%	19.0	20.2	0.6%	18.6
6	In or near default	48.6	1.5%	49.1	4.5	0.2%	5.7

	Subtotal	2,923.2	98.4%	3,123.6	3,056.7	98.2%	3,115.1
	Redeemable preferred stock	46.0	1.6%	49.5	54.6	1.8%	55.8

	Total Private Fixed
	Maturities	$2,969.2	100.0%	$3,173.1	$3,111.3	100.0%	$3,170.9

TOTAL FIXED MATURITIES BY CREDIT QUALITY

		Year Ended December 31, 2002			Year Ended December 31, 2001
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$4,211.3	57.1%	$4,549.8	$3,807.9	56.2%	$3,920.1
2	Baa	2,342.8	31.5%	2,513.0	2,390.2	34.8%	2,430.7
3	Ba	624.5	8.0%	636.6	432.5	6.1%	424.6
4	B	150.1	1.8%	144.6	101.1	1.5%	102.8
5	Caa and lower	21.7	0.3%	20.3	35.7	0.5%	33.6
6	In or near default	55.9	0.7%	56.4	6.3	0.1%	7.6

	Subtotal	7,406.3	99.4%	7,920.7	6,773.7	99.2%	6,919.4
	Redeemable preferred stock	47.0	0.6%	50.5	55.6	0.8%	56.7

	Total Fixed
	Maturities	$7,453.3	100.0%	$7,971.2	$6,829.3	100.0%	$6,976.1

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18B

(Unaudited)

FIXED MATURITIES BY INDUSTRY

	As of December 31, 2002
	($ millions)
Industry	Public	%	Private	%	Total	%
Consumer Goods & Services	$592.5	12.3%	$865.1	27.3%	$1,457.6	18.3%
Government & Agency	1,025.0	21.4%	0.0	0.0%	1,025.0	12.9%
Other Manufacturing	185.4	3.9%	662.6	20.9%	848.0	10.6%
Public Utilities	470.2	9.8%	292.3	9.2%	762.5	9.6%
Non-Government—Asset/Mortgage Backed	493.4	10.3%	215.0	6.8%	708.4	8.9%
Financial Services	252.7	5.3%	299.0	9.5%	551.7	6.9%
Banks	491.0	10.2%	45.3	1.4%	536.3	6.7%
Transportation/Aerospace	332.2	6.9%	186.5	5.9%	518.7	6.5%
Energy	243.1	5.1%	196.5	6.2%	439.6	5.5%
Nat/Res/Manuf(non-energy)	106.6	2.2%	212.8	6.7%	319.4	4.0%
Mortgage Backed-Government & Agency	306.9	6.4%	1.0	0.0%	307.9	3.9%
Media/Adver/Printing	50.4	1.1%	112.6	3.5%	163.0	2.0%
Other	144.5	3.0%	16.7	0.5%	161.2	2.0%
Telecommunications	86.8	1.8%	13.7	0.4%	100.5	1.3%
Cable Television	17.4	0.3%	31.9	1.0%	49.3	0.6%
Bank Holding Companies	0.0	0.0%	22.1	0.7%	22.1	0.3%

Total	$4,798.1	100.0%	$3,173.1	100.0%	$7,971.2	100.0%

	As of December 31, 2001
	($ millions)
Industry	Public	%	Private	%	Total	%
Consumer Goods & Services	$463.6	12.2%	$761.5	24.0%	$1,225.1	17.7%
Government & Agency	523.4	13.8%	269.7	8.5%	793.1	11.4%
Other Manufacturing	436.4	11.4%	303.4	9.6%	739.8	10.6%
Public Utilities	168.0	4.4%	504.8	15.9%	672.8	9.6%
Non-Government—Asset/Mortgage Backed	222.5	5.8%	372.0	11.7%	594.5	8.5%
Financial Services	467.8	12.3%	42.4	1.3%	510.2	7.3%
Banks	303.4	8.0%	198.5	6.3%	501.9	7.2%
Transportation/Aerospace	199.9	5.3%	229.0	7.2%	428.9	6.1%
Energy	406.5	10.7%	0.1	0.0%	406.6	5.8%
Nat/Res/Manuf(non-energy)	95.1	2.5%	282.7	8.9%	377.8	5.4%
Mortgage Backed-Government & Agency	293.9	7.7%	1.0	0.0%	294.9	4.2%
Media/Adver/Printing	26.7	0.7%	106.2	3.3%	132.9	1.9%
Other	100.4	2.6%	20.3	0.7%	120.7	1.7%
Telecommunications	94.3	2.5%	16.6	0.6%	110.9	1.6%
Cable Television	1.1	0.0%	33.3	1.1%	34.4	0.5%
Bank Holding Companies	2.2	0.1%	29.4	0.9%	31.6	0.5%

Total	$3,805.2	100.0%	$3,170.9	100.0%	$6,976.1	100.0%

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest..

Exhibit 18C

(Unaudited)

VENTURE CAPITAL PARTNERSHIP INVESTMENTS

VENTURE CAPITAL PARTNERSHIP INVESTMENTS (1):

	Year Ended December 31, 2002	Year Ended December 31, 2001
	($ in millions)	($ in millions)
Equity Method
Public common stock	$27.7	$9.0
Private common stock	64.3	83.6

Sub-total	92.0	92.6

Cost Method
Public common stock	15.2	22.0
Private common stock	79.0	115.1

Sub-total	94.2	137.1

Total Venture Capital Partnership Investments	$186.2	$229.7

(1) Includes other net assets included on partnerships’ financial statements (e.g. cash, receivables, misc. payables, etc.)

VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:

	Year Ended December 31, 2002		Year Ended December 31, 2001
	($ Millions)%		($ Millions)%
Information Technology	$97.8	52.5%	$107.5	46.8%
Domestic LBO	36.8	19.8%	50.4	22.0%
Life Sciences	4.5	2.4%	20.0	8.7%
Telecommunications	13.3	7.1%	8.6	3.7%
International LBO	5.8	3.1%	14.0	6.1%
Merchant Banking	10.7	5.8%	11.9	5.2%
Other	17.3	9.3%	17.3	7.5%

Total Venture Capital Partnership Investments by Sector	$186.2	100.0%	$229.7	100.0%

Exhibit 19

(Unaudited)

PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL

MORTGAGES AT CARRYING VALUE

	December 31, 2002	December 31, 2001
	($ millions)
Total Commercial Mortgages	$1,570.5	$1,507.7

Problem commercial mortgages (1)	—	16.3
Potential problem commercial mortgages	102.2	64.5
Restructured commercial mortgages	22.9	57.9

Total problem, potential problem and restructured commercial mortgages	$125.1	$138.7

Total problem, potential problem and restructured commercial mortgages as % of total commercial mortgages	8.0%	9.2%

Valuation allowances/writedowns (2)
Problem loans	$0.0	$4.6
Potential problem loans	9.1	8.4
Restructured loans	5.5	4.7

Total valuation allowances/writedowns	$14.6	$17.7

Total valuation allowances as a percent of problem, potential problem and restructured commercial mortgages at carrying value before valuation allowances and writedowns	10.5%	11.3%

(1) Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.

(2) Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

Exhibit 20A

(Unaudited)

EQUITY REAL ESTATE

	December 31, 2002	December 31, 2001
	($ millions)
TYPE
Real estate	$156.1	$186.5

Subtotal	156.1	186.5
Foreclosed	24.1	44.3

Total	$180.2	$230.8

Exhibit 20B

(Unaudited)

MORTGAGES AND REAL ESTATE

	December 31, 2002		December 31, 2001
	($ millions)		($ millions)
Geographic Region
Southeast	$456.8	22.2%	$449.1	22.0%
West	366.1	17.8%	361.6	17.7%
Northeast	261.9	12.7%	274.1	13.4%
Mountain	384.7	18.7%	414.2	20.3%
Midwest	350.1	17.0%	336.2	16.5%
Southwest	238.0	11.6%	205.3	10.1%

	$2,057.6	100%	$2,040.5	100%

	December 31, 2002		December 31, 2001
	($ millions)		($ millions)
Property Type:
Office Buildings	$906.5	44.1%	$873.3	42.8%
Agricultural	306.9	14.9%	304.9	14.9%
Hotel	274.2	13.3%	297.8	14.6%
Retail	135.3	6.6%	138.8	6.8%
Industrial	188.2	9.1%	156.6	7.7%
Other	123.2	6.0%	135.1	6.6%
Apartment Buildings	123.3	6.0%	134.0	6.6%

	$2,057.6	100%	$2,040.5	100%

The Exhibit above includes invested assets in the Closed Block.

Exhibit 21

(Unaudited)

HISTORICAL QUARTERLY DATA

	2002	Q4'02	Q3'02	Q2'02	Q1'02	2001	Q4'01	Q3'01	Q2'01	Q1'01
($ millions, except per share amounts)
REVENUES:
Premiums	690.4	195.7	160.5	$169.9	$164.3	$695.3	$194.8	$162.0	$173.4	$165.1
Universal life and investment-type product policy fees	200.5	44.3	54.6	52.5	49.1	207.2	55.1	50.1	52.3	49.7
Net investment income	737.3	194.9	170.1	181.9	194.7	692.1	146.0	172.9	189.5	183.7
Net realized (losses)/gains on investments	(153.0)	(83.9)	(41.2)	(25.5)	(2.4)	(12.3)	(18.3)	0.5	3.0	2.5
Group pension profits	82.3	60.3	6.8	7.5	7.7	30.7	3.5	8.0	9.3	9.9
Retail brokerage and investment banking	397.1	99.6	109.1	97.6	90.8	343.5	90.5	82.1	99.8	71.1
Other income	139.9	43.3	24.9	29.3	38.1	147.1	53.3	21.8	41.7	30.3

Total revenues	2,094.5	554.2	484.8	513.2	542.3	2,103.6	524.9	497.4	569.0	512.3

BENEFITS AND EXPENSES:
Benefits to policyholders	803.1	217.7	195.3	199.5	190.6	814.7	218.6	203.9	194.5	197.7
Interest credited to policyholder account balances	119.3	33.5	30.0	27.9	27.9	110.5	27.3	27.9	27.0	28.3
Amortization of deferred policy acquisition costs	156.1	35.7	49.7	38.0	32.9	158.8	60.4	32.9	28.3	37.2
Dividends to policyholders	188.0	16.2	53.5	56.8	61.5	236.6	66.9	54.5	60.6	54.6
Other operating costs and expenses	860.0	241.7	202.7	207.1	208.3	876.4	285.4	190.0	226.8	174.2

Total benefits and expenses	2,126.5	544.8	531.2	529.3	521.2	2,197.0	658.6	509.2	537.2	492.0

(Loss)/Income before income taxes and extraordinary item	(32.0)	9.4	(46.4)	(16.1)	21.1	(93.4)	(133.7)	(11.8)	31.8	20.3
Income tax expense/(benefit)	(11.2)	3.3	(16.2)	(5.1)	6.8	(32.6)	(46.0)	(3.1)	9.5	7.0

Net Income/(Loss) before extraordinary item	(20.8)	6.1	(30.2)	(11.0)	14.3	(60.8)	(87.7)	(8.7)	22.3	13.3
Discontinued Operations: Loss from real estate operations held for sale, net	(2.5)	(2.5)	—	—	—	—	—	—	—	—

Net (loss)/income	$(23.3)	$3.6	$(30.2)	$(11.0)	$14.3	$(60.8)	$(87.7)	$(8.7)	$22.3	$13.3

Net (loss)/income	$(23.3)	$3.6	$(30.2)	$(11.0)	$14.3	$(60.8)	$(87.7)	$(8.7)	$22.3	$13.3
Realized losses included in the 4th quarter charge	—	—	—	—	—	13.1	13.1	—	—	—
Net realized losses/(gains) on investments (after-tax)	69.2	29.5	23.4	15.5	0.9	(1.2)	(0.4)	1.4	(0.6)	(1.6)

Operating (loss)/income	45.9	33.1	(6.8)	4.5	15.2	(48.9)	(75.0)	(7.3)	21.7	11.7
Other Charges	(21.8)	(26.3)	—	4.5	—	81.9	81.9	—	—	—
Venture capital (income)/loss—(after-tax)	(3.6)	(8.5)	5.1	3.0	(3.3)	9.1	—	10.1	(4.1)	3.1

Operating (loss)/income as adjusted:	$20.5	$(1.7)	$(1.7)	$12.0	$11.9	$42.1	$6.9	$2.8	$17.6	$14.8

Number of Shares Used in Per Share Calculations:
BASIC	47,582,799	46,923,822	47,414,250	47,994,628	48,012,310	48,608,378	47,786,913	48,642,274	49,363,512	48,720,335
DILUTED	47,582,799	47,104,088	47,414,250	47,994,628	49,737,205	48,608,378	47,786,913	48,642,274	50,913,099	50,314,782
Net (Loss)/Income Per Share:
BASIC	$(0.49)	$0.08	$(0.64)	$(0.23)	$0.30	$(1.25)	$(1.84)	$(0.18)	$0.45	$0.27
DILUTED	$(0.49)	$0.08	$(0.64)	$(0.23)	$0.29	$(1.25)	$(1.84)	$(0.18)	$0.44	$0.26
Operating (loss)/income
BASIC	$0.97	$0.70	$(0.14)	$0.09	$0.32	$(1.01)	$(1.57)	$(0.15)	$0.44	$0.24
DILUTED	$0.97	$0.70	$(0.14)	$0.09	$0.31	$(1.01)	$(1.57)	$(0.15)	$0.43	$0.23
Operating (loss)/income as adjusted:
BASIC	$0.43	$(0.04)	$(0.04)	$0.25	$0.25	$0.87	$0.14	$0.06	$0.36	$0.30
DILUTED	$0.43	$(0.04)	$(0.04)	$0.25	$0.24	$0.87	$0.14	$0.06	$0.35	$0.29

Exhibit 22

STATUTORY EXPENSE RATIOS

	Three Months Ending December 31,		As of December 31,
	2002	2001	2002	2001	2000	1999	1998
PREMIUMS AND DEPOSITS (1) (6) (8):
MONY Life Insurance Company	$261.8	$192.2	$811.3	$860.2	$1,126.8	$900.0	$919.8
MONY Life Insurance Company of America	280.2	232.3	995.1	910.5	1,549.7	1,361.0	774.3

Total	$542.0	$424.5	$1,806.4	$1,770.7	$2,676.5	$2,261.0	$1,694.1

GENERAL EXPENSES (2) (4) (5) (7):
MONY Life Insurance Company	$61.1	$65.7	$222.6	$240.4	$261.1	$247.8	$308.2
MONY Life Insurance Company of America	40.9	38.8	143.3	129.7	117.9	106.7	86.7

Total	$102.0	$104.5	$365.9	$370.1	$379.0	$354.5	$394.9

LESS REAL ESTATE EXPENSES (3):
MONY Life Insurance Company	$4.8	$2.6	$18.1	$9.9	$22.5	$34.9	$56.3
MONY Life Insurance Company of America	0.7	0.6	2.8	2.6	2.7	2.8	3.2

Total	$5.5	$3.2	$20.9	$12.5	$25.2	$37.7	$59.5

Expenses (excluding real estate expenses)	$96.5	$101.3	$345.0	$357.6	$353.8	$316.8	$335.4

Expenses (excluding real estate expenses) to Net Premiums and Deposits	17.8%	23.9%	19.1%	20.2%	13.2%	14.0%	19.8%

(1)	Full year results from Annual statement Page 4, Line 1 for 2002 and 2001. Includes Lines 1 and 1A for years prior to 2001.
(2)	Full year results from Annual Statement Exhibit 2, Line 10 for 2002 and Exhibit 5 Line 10 for years prior to 2002.
(3)	Full year results from Annual Statement Exhibit 2, Line 9.1 for 2002 and Exhibit 5 Line 9.1 for years prior to 2002.
(4)	1998 General Expenses Exclude Year to date Disbursements of $20 million for Y2K and other strategic items.
(5)	1999 General Expenses excludes $59.7 million of early retirement and realignment charge.
(6)	Includes transfers to new product series of $18.7 million and $28.4 million for the three months ended December 31, 2002 and 2001, respectively, $70.7 million, $208.5 million, $1,005.1 million, and $742.0 million for the years ended December 31, 2002, 2001, 2000, and 1999, respectively
(7)	Adjusted to exclude reorganization and other charges of $7.2 million and $24.3 million for the three months and the years ended December 31, 2002 and 2001, respectively.
(8)	Beginning in 2001, contributions relating to contracts issued by an insurer that do not incorporate mortality of morbidity risk (deposit-type contracts) are not reported as premium and deposits, but are accounted for as deposit liabilities. In prior years these amounts were reported as premium and deposits. Contributions for deposit-type contracts of $ 78.0 and $73.9 million for the years ended December 31, 2002 and 2001, respectively, and $27.2 million and $19.3 million for the three months ended December 31,2002 and 2001, respectively have been included as premium and deposits for the presentation above.